Star Markets Company, Inc.               Exhibit 10(p)

Exhibit 10(p) - Second Amendment to Credit Agreement among the Company,
                Chemical Bank, as Administrative Agent, and the lenders party thereto, dated as of June 25, 1996.

      AMENDMENT, dated as of June 25, 1996 (this "Amendment"), to and of the Credit Agreement, dated as of September 8, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among STAR MARKETS COMPANY, INC. (the "Company"), the Lenders from time to time parties thereto (the "Lenders") and CHEMICAL BANK as administrative agent for the Lenders (in such capacity, the "Administrative Agent")


                                 WITNESSETH:

      WHEREAS, the Company desires to acquire from The Stop & Shop Supermarket Company ("Stop & Shop") and operate as its own three stores; and

      WHEREAS, the Company desires to increase its Capital Expenditure limit by $3,130,000 which may be used to acquire a fourth store from Stop & Shop or otherwise; and

      WHEREAS, the Company has requested the Lenders and the Administrative Agent to amend the Credit Agreement in connection with the acquisition of such stores from Stop & Shop and to increase such Capital Expenditure limit;

      WHEREAS, the Lenders and the Administrative Agent are willing to so amend the Credit Agreement, but only on, and subject to, the terms and conditions hereof;

      NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

      Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

      Section 2. Amendment of Subsection 1.1 (Defined Terms). (a) Subsection
1.1 of the Credit Agreement is hereby amended by adding thereto in appropriate alphabetical order the following new definition:

            "'Stop & Shop Acquisition': the acquisition of three stores located in the Company's trade area from The Stop & Shop Supermarket Company for gross consideration of approximately $20,870,000."

(b) The second sentence of the definition of "Capital Expenditures" is hereby amended by (1) deleting the word "and" appearing at the end of clause
(x) and substituting therefore the punctuation ",", (b) deleting the period appearing at the end of clause (y) and substituting therefor the punctuation and the word ", and" and (c) adding to the end thereof the following new clause (z):

            "(z) assets included in the Stop & Shop Acquisition."

      Section 3. Amendment of Subsection 10.5 (Prohibition on Sales of Assets). Subsection 10.5(c) of the Credit Agreement is hereby amended by deleting the amount "$40,000,000" appearing in clause (i) and substituting therefor the amount "$52,000,000".

      Section 4. Amendment of Subsection 10.7 (Capital Expenditures).
Section 10.7 of the Credit agreement hereby amended by adding to the end thereof "and that the Base Amount for 1996 and/or 1997 may be further increased by $3,130,000 in the aggregate."

      Section 5. Conditions Precedent. This Amendment shall become effective as of the date (the "Amendment -Effective Date") that each of the conditions precedent set forth below shall have been fulfilled to the satisfaction of the Administrative Agent, provided that the Amendment Effective Date may not occur later than the earlier of July 25, 1996 and the closing of the initial acquisition under the Stop & Shop Acquisition:

      (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Required Lenders and the Administrative Agent.

      (b) No Default or Event of Default. On and as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

      (c) Representations and Warranties. The representations and warranties made by the Company and its Subsidiaries in this Amendment and in the Credit Documents after giving effect to this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on such date, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

      (d) Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company, dated the Amendment Effective Date, certifying the matters referred to in paragraphs (b) and (c) above and (e) below.

      (e) Equity Contribution. The Company shall have received an equity contribution of at least $12,000,000.

      Section 6. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Company hereby represents and warrants to the Lenders that as of the Amendment Effective Date that the representations and warranties made by the Company in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

      Section 7. Miscellaneous. (a) Except for the amendments and waivers expressly provided herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments and waivers provided herein shall be limited precisely as drafted and shall not be construed to be an amendment or waiver of any other provision of the Credit Agreement other than as specifically provided herein.

      (b) The Company hereby confirms that, after giving effect hereto, each Credit Document to which it is a party remains in full force and effect in accordance with its terms.

      (c) The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett counsel to the Administrative Agent.

      (d) This Amendment may be executed in any number of counterparts by the parties hereto, and all of said counterparts when taken together shall be deemed to constitute one and the same instrument.

      (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      (f) This Amendment replaces and supersedes in its entirety the Amendment dated as of January 16, 1996 which shall be of no force or effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duty executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.

STAR MARKETS COMPANY, INC.

By:
    ----------------

Title:

CHEMICAL BANK, as Administrative Agent,
Issuing Lender and a Lender

By:
    ----------------

Title:

BANKERS TRUST COMPANY

By:
    ----------------

Title:

THE FIRST NATIONAL BANK OF BOSTON

By:
    ----------------

Title:

SENIOR DEBT PORTFOLIO

By:   Boston Management and Research, as Investment Advisor

By:
    ----------------

Title:
       -------------

FLEET CREDIT CORPORATION

By:
    ----------------

Title:
       -------------

GIROCREDIT BANK

By: ----------------

Title: -------------

INTERNATIONALE NEDERLANDEN (U.S.)
CAPITAL CORPORATION

By:
    ----------------

Title:
       -------------

MELLON BANK

By:
    ----------------

Title:
       -------------

MERRILL LYNCH SENIOR FLOATING RATE
FUND INC.

By:
    ----------------

Title:
       -------------

MERRILL LYNCH PRIME RATE PORTFOLIO

By:
    ----------------

Title:
       -------------

MITSUBISHI TRUST AND BANKING CORPORATION

By:
    ----------------

Title:
       -------------

NATIONAL WESTMINSTER BANK PLC

By:
    ----------------

Title:
       -------------

PILGRIM PRIME RATE TRUST

By:
    ----------------

Title:
       -------------

PROTECTIVE LIFE INSURANCE COMPANY

By:
    ----------------

Title:
       -------------

VAN KAMPEN AMERICAN CAPITAL
PRIME RATE INCOME TRUST

By:
    ----------------

Title:
       -------------

STRATA FUNDING LIMITED

By:   Chancellor Senior Secured Management, Inc.
       as Portfolio Advisor

By:
    ----------------

Title:
       -------------